UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6692

Name of Fund: MuniYield California Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield
      California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                MuniYield California
                                Insured Fund, Inc.

Semi-Annual Report
April 30, 2004

[LOGO] Merrill Lynch Investment Managers

MuniYield California Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniYield California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of April 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 8.61%.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


2       MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004

A Letter From the President

Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front -- previously the one dim spot in an otherwise bright economic picture -- helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%), from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings -- a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties -- not the least of which are geopolitical in nature -- which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


        MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004         3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      Given the still uncertain interest rate environment, we maintained a defensive stance throughout the period, seeking to protect the Fund's net asset value and enhance current yield for our shareholders.

Describe the recent market environment relative to municipal bonds.

For much of the six-month period, a positive economic backdrop helped bond prices to move higher as yields, which typically move opposite of prices, declined. In early April, however, a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) sharply for the remainder of the period. At the end of April, long-term U.S. Treasury bond yields had climbed to 5.13%, representing an increase of approximately 15 basis points (.15%) over the past six months. Ten-year U.S. Treasury note yields stood at 4.30% as of period-end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose just four basis points over the past six months. For the same period, yields on AAA-rated issues maturing in 30 years rose approximately 10 basis points to 4.93% while yields on 10-year, AAA-rated issues increased more than 16 basis points to nearly 4%, according to Municipal Market Data. The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. For the six months overall, municipal bond supply declined approximately 5% compared to the same period a year ago.

Overall, demand for tax-exempt municipal bonds has remained positive. Data from the Investment Company Institute indicates that, in just the first three months of 2004, tax-exempt bond funds have seen net new cash flows of almost $640 million.

Describe conditions in the State of California.

In March 2004, California voters approved measures authorizing the issuance of up to $15 billion in economic recovery bonds to finance accumulated fiscal-year deficits. At the same time, the State Constitution was amended to provide for the enactment and maintenance of a balanced state budget; the establishment of specific reserve requirements; and restrictions on future deficit-related borrowing. Passage of the propositions mitigated short-term liquidity risks while providing the Legislature with additional time to formulate future budget solutions.

Following the approval of these measures, Moody's Investors Service revised the state's credit outlook from negative to stable while Standard & Poor's (S&P) revised the outlook from stable to positive. Moody's and S&P affirmed California's outstanding long-term ratings of Baa1 and BBB, respectively, noting that further credit improvement is contingent on the state's ability to reduce its structural imbalances. The positive developments came as a welcomed change following several months of negative news, highlighted by a $38 billion budget deficit, a gubernatorial recall election in October 2003 and credit downgrades from all three major rating agencies.

How did the Fund perform in light of the existing market conditions?

For the six-month period ended April 30, 2004, the Common Stock of MuniYield California Insured Fund, Inc. had net annualized yields of 5.97% and 6.85%, based on a period-end per share net asset value of $14.71 and a per share market price of $12.83, respectively, and $.438 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +.52%, based on a change in per share net asset value from $15.10 to $14.71, and assuming reinvestment of $.438 per share ordinary income dividends.

For the six-month period ended April 30, 2004, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: .87% for Series A; .89% for Series B; .86% for Series C; .90% for Series D; and .90% for Series E.

The Fund's total return, based on net asset value, trailed its comparable Lipper category of California Insured Municipal Debt Funds, which had an average return of +1.34% for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues exempt from taxation in the state of California and that are insured as to timely payment.) We have been managing the Fund conservatively, maintaining a shorter duration than many of our peers in order to protect


4       MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004
the Fund's net asset value and insulate the portfolio from any spikes in interest rates. During the past six months, the municipal bond market rallied (yields fell as prices rose) more strongly than anticipated, and our strategy temporarily resulted in underperformance relative to our peers. We continue to believe the Fund is positioned to perform well when interest rates eventually rise, a phenomenon we began to see as the period closed.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We anticipate an eventual rise in interest rates and have positioned the Fund accordingly. We continued to focus on limiting price volatility in the portfolio and protecting the Fund's net asset value from the negative price effect associated with a rise in interest rates. To this end, we kept the Fund's duration below average during the past six months. In general, lower-duration investments are less sensitive to interest rate moves and will, therefore, outperform in a stable-to-rising interest rate environment.

The Fund's cash reserves comprised slightly more than 3% of net assets throughout the period. With short-term cash equivalents yielding only near 1%, we are reluctant to increase our cash allocation, as we feel it would result in too severe a performance penalty.

Finally, we employed a small hedge on 5% of the portfolio's net assets. Specifically, we purchased some long-term bonds with maturities of 25 years - 30 years in an effort to increase the current yield offered to shareholders. At the same time, we employed a futures hedge -- that is, we were short 10-year Treasury futures -- in case interest rates did trend higher. Taken together, these moves allowed us to increase the Fund's yield distribution while also providing some capital appreciation from the short-term Treasury securities as interest rates moved higher late in the period. Overall, our goal is to maintain below-average exposure to investments and strategies that may expose the Fund to net asset value volatility. A more aggressive stance awaits a higher interest rate environment.

During the period, the Fund's borrowing costs generally remained in the .75% - 1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. At this point, the Federal Reserve Board appears poised to begin raising short-term interest rates, most likely later in 2004. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 31.28% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We ended the period defensively positioned with a shorter-than-average portfolio duration. We believe the Fund is well positioned to deliver better relative performance in an eventual rising interest rate environment. In fact, by the end of the period, interest rates had started to move up, and the Fund's relative results benefited accordingly.

Our investment focus is on high current yield, avoiding securities that we believe will expose the Fund to extreme price movements when interest rates eventually rise. While we are keeping an eye toward adopting a more aggressive stance, we believe such a move is further down the road, perhaps after the Federal Reserve Board has begun tightening monetary policy. As interest rates rise, we also intend to address the Fund's call structure. If the market falls far enough, in our estimation, it may be time to extend the average call protection in the Fund, effectively making it a more aggressive portfolio.

Walter C. O'Connor
Vice President and Portfolio Manager

May 7, 2004


        MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004         5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                     S&P      Moody's  Face
                     Ratings  Ratings  Amount       Municipal Bonds                                                         Value
===================================================================================================================================
California--132.6%
-----------------------------------------------------------------------------------------------------------------------------------
                     AAA      Aaa      $ 7,000      ABAG Finance Authority for Nonprofit Corporations, California,
                                                    COP (Children's Hospital Medical Center), 6% due 12/01/2029 (a)        $  7,682
                     --------------------------------------------------------------------------------------------------------------
                     AAA      Aaa       10,000      Alhambra, California, City Elementary School District, GO
                                                    (Election of 1999), Series B, 5.10%** due 9/01/2031 (b)                   2,175
                     --------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,000      Antelope Valley, California, Health Care District Revenue
                                                    Refunding Bonds, Series A, 5.20% due 1/01/2017 (e)                        2,098
                     --------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        1,985      Arcadia, California, Unified School District, GO, Series B,
                                                    6.50% due 7/01/2015 (b)                                                   2,129
                     --------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,675      Bakersfield, California, COP, Refunding (Convention Center
                                                    Expansion Project), 5.80% due 4/01/2017 (g)                               4,010
                     --------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,000      Bay Area Government Association, California, Revenue Refunding
                                                    Bonds (California Redevelopment Agency Pool), Series A, 6%
                                                    due 12/15/2024 (e)                                                        2,089
                     --------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,990      Brentwood, California, Infrastructure Refinancing Authority,
                                                    Infrastructure Revenue Refunding Bonds, Series A, 5.20%
                                                    due 9/02/2029 (e)                                                         4,046
                     --------------------------------------------------------------------------------------------------------------
                                                    California Community College Financing Authority, Lease Revenue
                                                    Bonds, Series A (g):
                     AAA      Aaa        3,215          5.95% due 12/01/2022                                                  3,590
                     AAA      Aaa        1,100          6% due 12/01/2029                                                     1,214
                     --------------------------------------------------------------------------------------------------------------
                                                    California Educational Facilities Authority Revenue Bonds,
                                                    Series A:
                     AAA      NR*       28,000          (Pepperdine University), 5.50% due 8/01/2032 (g)                     28,980
                     NR*      A2         5,000          (University of San Diego), 5.50% due 10/01/2032                       5,134
                     --------------------------------------------------------------------------------------------------------------
                     AAA      NR*       17,595      California Educational Facilities Authority, Student Loan
                                                    Revenue Bonds (Caledge Loan Program), AMT, 5.55%
                                                    due 4/01/2028 (a)                                                        18,159
                     --------------------------------------------------------------------------------------------------------------
                     A1+      VMIG1+     4,500      California HFA, Home Mortgage Revenue Bonds, VRDN, AMT,
                                                    Series B, 1.11% due 8/01/2033 (e)(j)                                      4,500
                     --------------------------------------------------------------------------------------------------------------
                                                    California Health Facilities Financing Authority Revenue Bonds:
                     AAA      Aaa        2,750          (Kaiser Permanente), Series A, 5.50% due 6/01/2022 (e)(m)             2,899
                     AAA      Aaa        2,915          (Lucile Salter Packard Children's Hospital), Series C,
                                                        5% due 8/15/2020 (a)                                                  2,980
                     --------------------------------------------------------------------------------------------------------------
                                                    California Health Facilities Financing Authority, Revenue
                                                    Refunding Bonds, VRDN (j):
                     A1+      VMIG1+       900          (Adventist Hospital), Series A, 1.03% due 9/01/2028 (g)                 900
                     A1+      VMIG1+     1,475          (Sutter/Catholic Healthcare System), Series B, 1.07%
                                                        due 7/01/2012 (a)                                                     1,475
                     --------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,000      California Infrastructure and Economic Development Bank, Insured
                                                    Revenue Bonds (Rand Corporation), Series A, 5.50%
                                                    due 4/01/2032 (a)                                                         3,118
                     --------------------------------------------------------------------------------------------------------------
                     BBB+     Baa2      21,000      California Pollution Control Financing Authority, Solid Waste
                                                    Disposal Revenue Refunding Bonds (Republic Services Inc. Project),
                                                    AMT, Series C, 5.25% due 6/01/2023                                       20,878
                     --------------------------------------------------------------------------------------------------------------
                                                    California Rural Home Mortgage Finance Authority, S/F Mortgage
                                                    Revenue Bonds (Mortgage-Backed Securities Program), AMT:
                     AAA      NR*        1,705          Series A, 6.35% due 12/01/2029 (c)(d)                                 1,751
                     NR*      Aaa          425          Series A-1, 6.90% due 12/01/2024 (c)(f)                                 447
                     AAA      NR*        1,000          Series B, 6.25% due 12/01/2031 (d)                                    1,036
                     --------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        7,500      California State Department of Transportation Revenue Bonds
                                                    (Federal Highway Grant Anticipation Bonds), Series A, 4%
                                                    due 2/01/2010 (g)                                                         7,807
                     --------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


6       MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount      Municipal Bonds                                                         Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    California State Department of Veteran Affairs, Home Purpose
                                                    Revenue Refunding Bonds:
                      AAA      Aaa      $12,680         Series A, 5.35% due 12/01/2027 (a)                                 $ 13,002
                      A        Aa2        7,500         Series C, 6.15% due 12/01/2027                                        7,815
                      -------------------------------------------------------------------------------------------------------------
                                                    California State Department of Water Resources, Power Supply
                                                    Revenue Bonds:
                      BBB+     A3         7,500         Series A, 5.75% due 5/01/2017                                         8,124
                      A1+      VMIG1+     3,600         VRDN, Series C-2, 1.08% due 5/01/2022 (a)(j)                          3,600
                      -------------------------------------------------------------------------------------------------------------
                                                    California State, GO:
                      AAA      Aaa          860         6.25% due 10/01/2019 (g)                                                876
                      BBB      Baa1       3,500         5.10% due 2/01/2034                                                   3,375
                      -------------------------------------------------------------------------------------------------------------
                                                    California State, GO, Refunding:
                      AAA      NR*        9,935         DRIVERS, AMT, Series 239, 10.024% due 12/01/2032 (a)(i)              10,440
                      AAA      Aaa        3,000         Series BX, 5.50% due 12/01/2031 (e)                                   3,053
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        4,530     California State Public Works Board, Lease Revenue Bonds
                                                    (Department of Corrections--Ten Administrative Segregation Housing
                                                    Units), Series A, 5.25% due 3/01/2020 (a)                                 4,722
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       16,675     California State Public Works Board, Lease Revenue Refunding Bonds
                                                    (Department of Corrections), Series B, 5.625% due 11/01/2016 (g)         18,241
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        2,375     California State University and Colleges, Housing System Revenue
                                                    Refunding Bonds, 5.90% due 11/01/2021 (b)                                 2,546
                      -------------------------------------------------------------------------------------------------------------
                      BBB      Baa1       5,950     California State, Various Purpose, GO, 5.50% due 11/01/2033               6,078
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        4,100     California Statewide Communities Development Authority, COP
                                                    (Kaiser Permanente), 5.30% due 12/01/2015 (e)(m)                          4,443
                      -------------------------------------------------------------------------------------------------------------
                      A        A3         3,685     California Statewide Communities Development Authority, Health
                                                    Facility Revenue Bonds (Memorial Health Services), Series A,
                                                    6% due 10/01/2023                                                         3,901
                      -------------------------------------------------------------------------------------------------------------
                      AA-      A1         1,000     California Statewide Communities Development Authority Revenue
                                                    Bonds (Sutter Health), Series B, 5.50% due 8/15/2028                      1,019
                      -------------------------------------------------------------------------------------------------------------
                      NR*      Aaa        4,000     Campbell, California, Unified High School District, GO (Election
                                                    of 1999), 5% due 8/01/2032 (b)                                            3,986
                      -------------------------------------------------------------------------------------------------------------
                                                    Ceres, California, Redevelopment Agency, Tax Allocation Bonds
                                                    (Ceres Redevelopment Project Area Number 1) (g):
                      AAA      Aaa        4,600         5.75% due 11/01/2030                                                  4,927
                      AAA      Aaa        4,000         5% due 11/01/2033                                                     3,957
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        6,000     Chaffey, California, Union High School District, GO, Series C,
                                                    5.375% due 5/01/2023 (e)                                                  6,344
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        3,800     Chino Valley, California, Unifed School District, GO, Series A,
                                                    5% due 8/01/2026 (e)                                                      3,816
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        2,540     Coalinga, California, Redevelopment Agency Tax Allocation Bonds,
                                                    5.90% due 9/15/2025 (g)                                                   2,783
                      -------------------------------------------------------------------------------------------------------------
                      AA       NR*        2,750     Commerce, California, Joint Powers Financing Authority Revenue
                                                    Bonds (Redevelopment Projects), Series A, 5% due 8/01/2028 (k)            2,649
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       12,180     Contra Costa County, California, COP, Refunding (Merrithew
                                                    Memorial Hospital Project), 5.375% due 11/01/2017 (g)                    12,970
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        2,000     Coronado, California, Community Development Agency, Tax
                                                    Allocation Bonds (Coronado Community Development Project),
                                                    5.60% due 9/01/2030 (g)                                                   2,099


        MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004         7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount      Municipal Bonds                                                          Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    El Monte, California, City School District, GO, Refunding,
                                                    Series A (e):
                      AAA      Aaa      $ 1,000         6.25% due 5/01/2020                                                $  1,134
                      AAA      Aaa        1,500         6.25% due 5/01/2025                                                   1,697
                      -------------------------------------------------------------------------------------------------------------
                                                    El Monte, California, School District, GO, Series B (b):
                      AAA      Aaa        3,025         5.375% due 5/01/2022                                                  3,215
                      AAA      Aaa        2,525         5.375% due 5/01/2027                                                  2,630
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       10,755     Fremont, California, Unified School District, Alameda County, GO,
                                                    Series A, 5.50% due 8/01/2026 (b)                                        11,220
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        4,295     Fresno, California, Joint Powers Financing Authority, Lease
                                                    Revenue Bonds, Series A, 5.75% due 6/01/2026 (e)                          4,603
                      -------------------------------------------------------------------------------------------------------------
                      NR*      Baa3       2,500     Golden State Tobacco Securitization Corporation of California,
                                                    Tobacco Settlement Revenue Bonds, Series A-2, 7.90%
                                                    due 6/01/2042                                                             2,658
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        3,800     Las Lomitas, California, School District, Election of 2001, GO,
                                                    5.50% due 7/01/2022 (e)                                                   4,048
                      -------------------------------------------------------------------------------------------------------------
                      NR*      NR*        7,575     Long Beach, California, Harbor Revenue Bonds, RIB, AMT,
                                                    Series 786-X, 9.38% due 5/15/2024 (i)                                     7,935
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       10,000     Los Angeles, California, Community Redevelopment Agency,
                                                    Community Redevelopment Financing Authority Revenue Bonds (Bunker
                                                    Hill Project), Series A, 5% due 12/01/2027 (e)                            9,972
                      -------------------------------------------------------------------------------------------------------------
                                                    Los Angeles, California, Department of Airports, Airport Revenue
                                                    Bonds, AMT, (b):
                      AAA      Aaa          710         (Los Angeles International Airport), Series D, 5.625%
                                                        due 5/15/2005 (h)                                                       747
                      AAA      Aaa          290         (Los Angeles International Airport), Series D, 5.625%
                                                        due 5/15/2012 (h)                                                       303
                      AAA      Aaa        2,500         (Ontario International Airport), Series A, 6% due 5/15/2017           2,670
                      -------------------------------------------------------------------------------------------------------------
                                                    Los Angeles, California, Department of Water and Power, Electric
                                                    Plant Revenue Refunding Bonds (g)(h):
                      AAA      Aaa        3,400         5.50% due 2/15/2005                                                   3,547
                      AAA      Aaa        4,000         5.875% due 2/15/2005                                                  4,185
                      AAA      Aaa        8,000         6% due 2/15/2005                                                      8,378
                      AAA      Aaa        7,140         6.125% due 2/15/2005                                                  7,484
                      -------------------------------------------------------------------------------------------------------------
                                                    Los Angeles, California, Harbor Department Revenue Bonds (g)(i):
                      NR*      Aaa        7,365         RIB, AMT, Series 349, 11.08% due 11/01/2026                           8,647
                      NR*      Aaa        7,000         Trust Receipts, AMT, Class R, Series 7, 11.06% due 11/01/2026         8,218


8       MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount      Municipal Bonds                                                          Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      $15,510     Los Angeles, California, Wastewater System Revenue Refunding
                                                    Bonds, Sub-Series A, 5% due 6/01/2026 (g)                              $ 15,577
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        3,165     Los Angeles, California, Water and Power Revenue Refunding Bonds
                                                    (Power System), Series A-A-2, 5.375% due 7/01/2021 (g)                    3,340
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       15,000     Los Angeles County, California, Metropolitan Transportation
                                                    Authority, Sales Tax Revenue Refunding Bonds (Proposition A),
                                                    First Tier, Senior Series B, 5% due 7/01/2019 (g)                        15,444
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        5,830     Los Gatos, California, Joint Union High School District, Election
                                                    of 1998, GO, Series C, 5.375% due 6/01/2022 (e)                           6,198
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        1,000     Menlo Park, California, Community Development Agency, Tax
                                                    Allocation (Las Pulgas Community Development Project), 5.55%
                                                    due 6/01/2030 (a)                                                         1,042
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        2,175     Mount Pleasant, California, Elementary School District, GO,
                                                    Series B, 6.35% due 12/01/2024 (e)                                        2,504
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        4,245     Nevada County, California, COP, Refunding, 5.25% due 10/01/2019 (g)       4,465
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        2,000     New Haven, California, Unified School District, GO, Refunding,
                                                    5.75% due 8/01/2020 (e)                                                   2,205
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        5,715     Newhall, California, School District, GO, Series A, 6.40%
                                                    due 5/01/2010 (e)(h)                                                      6,766
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        2,000     Oakland, California, State Building Authority, Lease Revenue
                                                    Bonds (Elihu M Harris), Series A, 5.50% due 4/01/2014 (a)                 2,190
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        1,245     Orange County, California, Airport Revenue Refunding Bonds, AMT,
                                                    5.625% due 7/01/2012 (g)                                                  1,336
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        6,360     Orange County, California, Public Financing Authority, Lease
                                                    Revenue Refunding Bonds (Juvenile Justice Center Facility),
                                                    5.375% due 6/01/2018 (a)                                                  6,830
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       16,920     Orange County, California, Recovery COP, Refunding, Series A,
                                                    6% due 7/01/2026 (g)                                                     18,338
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        4,360     Orchard, California, School District, GO, Series A, 6.50%
                                                    due 8/01/2005 (b)(h)                                                      4,721
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        4,005     Oxnard, California, Financing Authority, Water Revenue Bonds,
                                                    5% due 6/01/2028 (l)                                                      3,983
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        9,645     Oxnard, California, Unified High School District, GO, Refunding,
                                                    Series A, 6.20% due 8/01/2030 (g)                                        10,857
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        7,500     Pioneers Memorial Hospital District, California, GO, Refunding,
                                                    6.50% due 10/01/2024 (a)                                                  7,805
                      -------------------------------------------------------------------------------------------------------------
                      AAAr     Aaa       10,000     Port Oakland, California, RITR, AMT, Class R, Series 5, 10.13%
                                                    due 11/01/2012 (b)(i)                                                    11,646
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        7,500     Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75%
                                                    due 11/01/2029 (b)                                                        7,776
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       19,035     Port Oakland, California, Revenue Refunding Bonds, AMT, Series L,
                                                    5.375% due 11/01/2027 (b)                                                19,441
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        6,000     Riverside, California, Unified School District, Election, GO,
                                                    Series A, 5.25% due 2/01/2023 (b)                                         6,238
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        4,500     Riverside County, California, Asset Leasing Corporation,
                                                    Leasehold Revenue Refunding Bonds (Riverside County Hospital
                                                    Project), Series B, 5.70% due 6/01/2016 (g)                               4,939
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        1,000     Rocklin, California, Unified School District, Community Facilities
                                                    District No. 1 Special Tax Bonds, 5% due 9/01/2025 (g)                    1,006
                      -------------------------------------------------------------------------------------------------------------
                      NR*      Aaa        2,090     San Bernardino County, California, S/F Home Mortgage Revenue
                                                    Refunding Bonds, AMT, Series A-1, 6.25% due 12/01/2031 (d)                2,133
                      -------------------------------------------------------------------------------------------------------------
                                                    San Diego County, California, COP:
                      AAA      Aaa        1,000         (North County Regional Center Expansion), 5.25%
                                                        due 11/15/2019 (a)                                                    1,056
                      AAA      Aaa        3,570         (Salk Institute for Bio Studies), 5.75% due 7/01/2022 (g)             3,882
                      AAA      Aaa        5,200         (Salk Institute for Bio Studies), 5.75% due 7/01/2031 (g)             5,574
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        5,000     San Francisco, California, Bay Area Rapid Transit District,
                                                    Revenue Refunding Bonds (BART SFO Extension), Series A,
                                                    4.875% due 6/15/2009 (a)                                                  5,020


        MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004         9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount      Municipal Bonds                                                          Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    San Francisco, California, City and County Airport Commission,
                                                    International Airport Revenue Bonds, Second Series (b):
                      AAA      Aaa      $ 8,500         AMT, Issue 11, 6.25% due 5/01/2005 (h)                             $  8,985
                      AAA      Aaa        3,000         Issue 12-B, 5.625% due 5/01/2021                                      3,187
                      -------------------------------------------------------------------------------------------------------------
                                                    San Francisco, California, City and County Airports Commission,
                                                    International Airport Revenue Refunding Bonds, Second
                                                    Series 28B (g):
                      AAA      Aaa        3,000         AMT, 5.25% due 5/01/2023                                              3,097
                      AAA      Aaa        6,455         5.25% due 5/01/2024                                                   6,637
                      -------------------------------------------------------------------------------------------------------------
                                                    San Francisco, California, City and County Airports Commission,
                                                    International Airport, Special Facilities Lease Revenue Bonds,
                                                    (SFO Fuel Company LLC), AMT, Series A (e):
                      AAA      Aaa        1,000         6.10% due 1/01/2020                                                   1,097
                      AAA      Aaa        1,000         6.125% due 1/01/2027                                                  1,079
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       17,160     San Francisco, California, City and County Public Utilities
                                                    Commission, Clean Water Revenue Refunding Bonds, Series A, 3%
                                                    due 10/01/2007 (g)                                                       17,615
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        8,335     San Francisco, California, City and County Public Utilities
                                                    Commission, Water Revenue Refunding Bonds, Series A, 5%
                                                    due 11/01/2032 (g)                                                        8,301
                      -------------------------------------------------------------------------------------------------------------
                                                    San Francisco, California, City and County Redevelopment Agency,
                                                    Lease Revenue Refunding Bonds (George R. Moscone Convention
                                                    Center) (e):
                      AAA      Aaa        2,800         6.75% due 7/01/2015                                                   2,879
                      AAA      Aaa        1,200         6.80% due 7/01/2019                                                   1,234
                      AAA      Aaa        5,110         6.75% due 7/01/2024                                                   5,255
                      -------------------------------------------------------------------------------------------------------------
                                                    San Francisco, California, Community College District, GO,
                                                    Refunding, Series A (b):
                      NR*      Aaa        1,735         5.375% due 6/15/2019                                                  1,853
                      NR*      Aaa        1,730         5.375% due 6/15/2020                                                  1,853
                      NR*      Aaa        1,925         5.375% due 6/15/2021                                                  2,048
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        2,000     San Francisco, California, State Building Authority, Lease
                                                    Revenue Bonds (San Francisco Civic Center Complex), Series A,
                                                    5.25% due 12/01/2016 (a)                                                  2,137
                      -------------------------------------------------------------------------------------------------------------
                                                    San Jose, California, Redevelopment Agency, Tax Allocation Bonds:
                      A        Aaa        2,140         (Merged Area Redevelopment Project), 5.25% due 8/01/2029              2,143
                      NR*      Aaa        3,650         RIB, AMT, Series 149, 10.28% due 8/01/2027 (g)(i)                     4,016
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        3,135     San Mateo, California, Union High School District, GO, Series C,
                                                    5.05%** due 9/01/2026 (b)                                                   915
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        2,595     Santa Clara, California, Redevelopment Agency, Tax Allocation
                                                    Bonds (Bayshore North Project), Series A, 5.25% due 6/01/2019 (a)         2,736
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        1,100     Santa Clara Valley, California, Water District, Water Utility
                                                    System Revenue, Series A, 5.125% due 6/01/2031 (b)                        1,107
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        2,150     Santa Clarita, California, Community College District, COP (College
                                                    of Canyons Improvement Project), 5.125% due 8/01/2031 (g)                 2,162
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        3,000     Santa Rosa, California, High School District, GO, 5.375%
                                                    due 8/01/2026 (e)                                                         3,122
                      -------------------------------------------------------------------------------------------------------------
                      AAA      NR*        1,055     Stockton, California, Public Financing Revenue Refunding Bonds,
                                                    Series A, 5.875% due 9/02/2016 (e)                                        1,114
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        1,500     Tehachapi, California, COP, Refunding (Installment Sale), 5.75%
                                                    due 11/01/2016 (e)                                                        1,679
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        6,000     Tracy, California, Community Development Agency Tax Allocation
                                                    Series A, 5% due 3/01/2034 (a)                                            5,932
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        3,000     Turlock, California, Public Finance Authority, Sewer Revenue Bonds,
                                                    Series A, 5% due 9/15/2033 (b)                                            2,986
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        4,790     University of California Revenue Bonds, Series O, 5.125%
                                                    due 9/01/2031 (b)                                                         4,827
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        6,130     Vacaville, California, Unified School District, GO (Election
                                                    of 2001), 5.25% due 8/01/2028 (e)                                         6,288
                      -------------------------------------------------------------------------------------------------------------
                                                    Walnut, California, Energy Center Authority Revenue Bonds,
                                                    Series A (a):
                      AAA      Aaa        5,000         5% due 1/01/2029                                                      4,979
                      AAA      Aaa        9,200         5% due 1/01/2034                                                      9,115


10      MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004

Schedule of Investments (concluded)                               (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount      Municipal Bonds                                                         Value
===================================================================================================================================
California (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      $ 2,185     Walnut, California, Public Financing Authority, Tax Allocation
                                                    Revenue Bonds (Walnut Improvement Project), 5.375%
                                                    due 9/01/2021 (a)                                                      $  2,307
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        1,500     West Basin, California, Municipal Water District Revenue Refunding
                                                    Bonds, COP, Series A, 5% due 8/01/2030 (g)                                1,493
                      -------------------------------------------------------------------------------------------------------------
                      AAA      NR*        6,690     West Contra Costa, California, Unified School District, GO,
                                                    Series B, 5% due 8/01/2032 (e)                                            6,667
===================================================================================================================================
Puerto Rico--8.8%
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Puerto Rico Commonwealth, Public Improvement, GO (g):
                      AAA      Aaa        4,335         5.75% due 7/01/2017                                                   4,934
                      AAA      Aaa        4,075         5.75% due 7/01/2018                                                   4,638
                      AAA      Aaa        1,090         5.75% due 7/01/2019                                                   1,241
                      -------------------------------------------------------------------------------------------------------------
                      NR*      Aaa       10,000     Puerto Rico Municipal Finance Agency, GO, RIB, Series 225,
                                                    10.11% due 8/01/2012 (e)(i)                                              12,432
                      -------------------------------------------------------------------------------------------------------------
                      BBB+     Baa3      20,000     Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                                    Revenue Bonds, Series E, 5.75% due 8/01/2030                             21,090
                      -------------------------------------------------------------------------------------------------------------
                                                    Total Municipal Bonds (Cost--$693,015)--141.4%                          714,646
                      =============================================================================================================

===================================================================================================================================
                                         Shares
                                         Held       Short-Term Securities
===================================================================================================================================
                                             22     CMA California Municipal Money Fund++                                       22
                      -------------------------------------------------------------------------------------------------------------
                                                    Total Short-Term Securities (Cost--$22)--0.0%                               22
===================================================================================================================================
                      Total Investments (Cost--$693,037)--141.4%                                                            714,668

                      Other Assets Less Liabilities--4.1%                                                                    20,652

                      Preferred Stock, at Redemption Value--(45.5%)                                                        (230,009)
                                                                                                                           --------
                      Net Assets Applicable to Common Stock--100.0%                                                        $505,311
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHLMC Collateralized.
(d)   FNMA/GNMA Collateralized.
(e)   FSA Insured.
(f)   GNMA Collateralized.
(g)   MBIA Insured.
(h)   Prerefunded.
(i) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.
(j) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.
(k)   Radian Insured.
(l)   XL Capital Insured.
(m)   Escrowed to maturity.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.
++ Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Net             Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund                6                 $7
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004        11

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of April 30, 2004
=====================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------
                   Investments in unaffiliated securities, at value (identified
                     cost--$693,015,278) .........................................                      $ 714,646,100
                   Investments in affiliated securities, at value (identified
                     cost--$21,852) ..............................................                             21,852
                   Cash ..........................................................                             15,052
                   Receivables:
                      Securities sold ............................................    $  38,746,530
                      Interest ...................................................       13,281,375        52,027,905
                                                                                      -------------
                   Prepaid expenses ..............................................                             22,903
                                                                                                        -------------
                   Total assets ..................................................                        766,733,812
                                                                                                        -------------
=====================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Securities purchased .......................................       30,736,288
                      Investment adviser .........................................          355,559
                      Dividends to Common Stock shareholders .....................          300,537
                      Other affiliates ...........................................            5,183        31,397,567
                                                                                      -------------
                   Accrued expenses ..............................................                             16,676
                                                                                                        -------------
                   Total liabilities .............................................                         31,414,243
                                                                                                        -------------
=====================================================================================================================
Preferred Stock
---------------------------------------------------------------------------------------------------------------------
                   Preferred Stock, at redemption value, par value $.10 per
                     share (1,800 Series A Shares, 1,800 Series B Shares and
                     1,600 Series C Shares, 2,000 Series D Shares and 2,000
                     Series E Shares of AMPS* issued and outstanding at $25,000
                     per share liquidation preference) ...........................                        230,008,802
                                                                                                        -------------
=====================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock .........................                      $ 505,310,767
                                                                                                        =============
=====================================================================================================================
Analysis of Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share (34,361,200 shares
                     issued and outstanding) .....................................                      $   3,436,120
                   Paid-in capital in excess of par ..............................                        494,852,784
                   Undistributed investment income--net ..........................    $   6,243,778
                   Accumulated realized capital losses on investments--net .......      (20,852,737)
                   Unrealized appreciation on investments--net ...................       21,630,822
                                                                                      -------------
                   Total accumulated earnings--net ...............................                          7,021,863
                                                                                                        -------------
                   Total--Equivalent to $14.71 net asset value per share of
                     Common Stock (market price--$12.83) .........................                      $ 505,310,767
                                                                                                        =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12      MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004

Statement of Operations

For the Six Months Ended April 30, 2004
=====================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------
                   Interest ......................................................                      $  18,286,437
                   Dividends from affiliates .....................................                              6,769
                                                                                                        -------------
                   Total income ..................................................                         18,293,206
                                                                                                        -------------
=====================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ......................................    $   1,879,300
                   Commission fees ...............................................          289,095
                   Accounting services ...........................................          115,637
                   Transfer agent fees ...........................................           45,966
                   Professional fees .............................................           31,187
                   Printing and shareholder reports ..............................           23,804
                   Custodian fees ................................................           19,534
                   Listing fees ..................................................           13,478
                   Directors' fees and expenses ..................................           12,718
                   Pricing fees ..................................................           10,376
                   Other .........................................................           26,403
                                                                                      -------------
                   Total expenses before reimbursement ...........................        2,467,498
                   Reimbursement of expenses .....................................           (5,574)
                                                                                      -------------
                   Total expenses after reimbursement ............................                          2,461,924
                                                                                                        -------------
                   Investment income--net ........................................                         15,831,282
                                                                                                        -------------
=====================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
---------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net .............................                            783,872
                   Change in unrealized appreciation on investments--net .........                        (14,022,280)
                                                                                                        -------------
                   Total realized and unrealized loss on investments--net ........                        (13,238,408)
                                                                                                        -------------
=====================================================================================================================
Dividends to Preferred Stock Shareholders
---------------------------------------------------------------------------------------------------------------------
                   Investment income--net ........................................                         (1,017,712)
                                                                                                        -------------
                   Net Increase in Net Assets Resulting from Operations ..........                      $   1,575,162
                                                                                                        =============

      See Notes to Financial Statements.


        MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004        13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                       For the Six         For the
                                                                                       Months Ended       Year Ended
                                                                                         April 30,        October 31,
Increase (Decrease) in Net Assets:                                                         2004              2003
=====================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------
                   Investment income--net ........................................    $  15,831,282     $  32,714,524
                   Realized gain (loss) on investments--net ......................          783,872          (598,996)
                   Change in unrealized appreciation on investments--net .........      (14,022,280)       (6,051,332)
                   Dividends to Preferred Stock shareholders .....................       (1,017,712)       (1,972,130)
                                                                                      -------------------------------
                   Net increase in net assets resulting from operations ..........        1,575,162        24,092,066
                                                                                      -------------------------------
=====================================================================================================================
Dividends to Common Stock Shareholders
---------------------------------------------------------------------------------------------------------------------
                   Investment income--net ........................................      (15,050,205)      (29,791,160)
                                                                                      -------------------------------
                   Net decrease in net assets resulting from dividends to
                     Common Stock shareholders ...................................      (15,050,205)      (29,791,160)
                                                                                      -------------------------------
=====================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                   Total decrease in net assets applicable to Common Stock .......      (13,475,043)       (5,699,094)
                   Beginning of period ...........................................      518,785,810       524,484,904
                                                                                      -------------------------------
                   End of period* ................................................    $ 505,310,767     $ 518,785,810
                                                                                      ===============================
                      * Undistributed investment income--net .....................    $   6,243,778     $   6,480,413
                                                                                      ===============================

      See Notes to Financial Statements.


14      MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004

Financial Highlights

The following per share data and ratios have been derived             For the Six                 For the Year Ended
from information provided in the financial statements.               Months Ended                    October 31,
                                                                      April 30,     ----------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2004          2003         2002         2001+        2000+
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...........   $ 15.10       $ 15.26      $ 15.44      $ 14.24      $ 13.14
                                                                      ------------------------------------------------------------
                   Investment income--net .........................       .46@@@        .95@@@       .95         1.00         1.02
                   Realized and unrealized gain (loss) on
                     investments--net .............................      (.38)         (.18)        (.22)        1.21         1.14
                   Dividends and distributions to Preferred
                     Stock shareholders:
                      Investment income--net ......................      (.03)         (.06)        (.09)        (.20)        (.25)
                      Realized gain on investments--net ...........        --            --           --@          --           --
                      In excess of realized gain on
                        investments--net ..........................        --            --           --           --@          --
                                                                      ------------------------------------------------------------
                   Total from investment operations ...............       .05           .71          .64         2.01         1.91
                                                                      ------------------------------------------------------------
                   Less dividends and distributions to
                     Common Stock shareholders:
                      Investment income--net ......................      (.44)         (.87)        (.81)        (.81)        (.81)
                      Realized gain on investments--net ...........        --            --         (.01)          --           --
                      In excess of realized gain on
                        investments--net ..........................        --            --           --           --@          --
                                                                      ------------------------------------------------------------
                   Total dividends and distributions to
                     Common Stock shareholders ....................      (.44)         (.87)        (.82)        (.81)        (.81)
                                                                      ------------------------------------------------------------
                   Net asset value, end of period .................   $ 14.71       $ 15.10      $ 15.26      $ 15.44      $ 14.24
                                                                      ============================================================
                   Market price per share, end of period ..........   $ 12.83       $ 13.82      $ 13.68      $ 14.46      $13.625
                                                                      ============================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                   Based on market price per share ................     (4.21%)@@      7.50%         .20%       12.33%       14.23%
                                                                      ============================================================
                   Based on net asset value per share .............       .52%@@       5.29%        4.68%       14.76%       15.28%
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of reimbursement
                     and excluding reorganization expenses*** .....       .94%*         .94%         .96%        1.06%        1.04%
                                                                      ============================================================
                   Total expenses, excluding reorganization
                     expenses*** ..................................       .94%*         .94%         .96%        1.06%        1.04%
                                                                      ============================================================
                   Total expenses*** ..............................       .94%*         .94%        1.00%        1.06%        1.04%
                                                                      ============================================================
                   Total investment income--net*** ................      6.05%*        6.20%        6.38%        6.74%        7.43%
                                                                      ============================================================
                   Amount of dividends to Preferred Stock
                     shareholders .................................       .39%*         .37%         .56%        1.36%        1.81%
                                                                      ============================================================
                   Investment income--net, to Common Stock
                     shareholders .................................      5.66%*        5.83%        5.82%        5.38%        5.62%
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common and Preferred Stock***
----------------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of reimbursement
                     and excluding reorganization expenses ........       .65%*         .65%         .67%         .72%         .68%
                                                                      ============================================================
                   Total expenses, excluding reorganization
                     expenses .....................................       .66%*         .66%         .67%         .72%         .68%
                                                                      ============================================================
                   Total expenses .................................       .66%*         .66%         .70%         .72%         .68%
                                                                      ============================================================
                   Total investment income--net ...................      4.20%*        4.31%        4.42%        4.57%        4.88%
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
                   Dividends to Preferred Stock shareholders ......       .89%*         .85%        1.25%        2.86%        3.46%
                                                                      ============================================================

        MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004        15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                            For the Six                 For the Year Ended
                                                            Months Ended                    October 31,
The following per share data and ratios have been derived    April 30,    -----------------------------------------------
from information provided in the financial statements.         2004         2003         2002         2001+        2000+
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock,
                     end of period (in thousands) .......    $505,311     $518,786     $524,485     $283,553     $261,474
                                                             ============================================================
                   Preferred Stock outstanding, end of
                     period (in thousands) ..............    $230,000     $230,000     $230,000     $130,000     $130,000
                                                             ============================================================
                   Portfolio turnover ...................       30.04%       52.17%       77.13%       59.36%       78.52%
                                                             ============================================================
=========================================================================================================================
Leverage
-------------------------------------------------------------------------------------------------------------------------
                   Asset coverage per $1,000 ............    $  3,197     $  3,256     $  3,280     $  3,181     $  3,011
                                                             ============================================================
=========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
-------------------------------------------------------------------------------------------------------------------------
                   Series A--Investment income--net .....    $    109     $    216     $    359     $    758     $    879
                                                             ============================================================
                   Series B--Investment income--net .....    $    111     $    212     $    324     $    700     $    838
                                                             ============================================================
                   Series C--Investment income--net .....    $    108     $    204     $    320     $    683     $    884
                                                             ============================================================
                   Series D--Investment income--net .....    $    113     $    242     $    203           --           --
                                                             ============================================================
                   Series E--Investment income--net .....    $    112     $    196     $    201           --           --
                                                             ============================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Certain prior year amounts have been reclassified to conform to current year presentation.
++    The Fund's Preferred Stock was issued on November 30, 1992 (Series A and
      B), January 27, 1997 (Series C) and February 4, 2002 (Series D and E).
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.
@@@   Based on average shares outstanding.

      See Notes to Financial Statements.


16      MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield California Insured Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


        MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004        17

[LOGO] Merrill Lynch Investment Managers

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2004, FAM reimbursed the Fund in the amount of $5,574.

For the six months ended April 30, 2004, the Fund reimbursed FAM $7,620 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $238,984,701 and $217,881,657, respectively.

Net realized gains (losses) for the six months ended April 30, 2004 and net unrealized appreciation as of April 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                Gains (Losses)      Appreciation
--------------------------------------------------------------------------------
Long-term investments ...................        $   (18,717)        $21,630,822
Financial futures contracts .............          1,147,188                  --
Forward interest rate swaps .............           (344,599)                 --
                                                 -------------------------------
Total ...................................        $   783,872         $21,630,822
                                                 ===============================

As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $21,637,770, of which $25,352,558 related to appreciated securities and $3,714,788 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $693,030,182.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2004 were as follows: Series A, .90%; Series B, 1.03%; Series C, .97%; Series D, 1.028%; and Series E, 1.00%.


18      MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004

Notes to Financial Statements (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $85,506 as commissions.

6. Capital Loss Carryforward:

On October 31, 2003, the Fund had a net capital loss carryforward of $12,682,535, of which $2,049,123 expires in 2007, $5,722,654 expires in 2008,
$9,668 expires in 2009 and $4,901,090 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $0.073000 per share on May 27, 2004 to shareholders of record on May 14, 2004.


        MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004        19

[LOGO] Merrill Lynch Investment Managers

Quality Profile

The quality ratings of securities in the Fund as of April 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .....................................................           85.9%
AA/Aa .......................................................            0.3
A/A .........................................................            3.6
BBB/Ba ......................................................            7.6
NR (Not Rated) ..............................................            1.1
Other+ ......................................................            1.5
--------------------------------------------------------------------------------
+     Temporary investments in short-term variable rate municipal securities.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


20      MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004

Proxy Results

During the six-month period ended April 30, 2004, MuniYield California Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted       Shares Withheld
                                                                                  For             From Voting
---------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:                 James H. Bodurtha            32,729,062           533,524
                                                  Joe Grills                   32,711,309           551,277
                                                  Roberta Cooper Ramo          32,728,901           533,685
                                                  Robert S. Salomon, Jr.       32,719,262           543,324
                                                  Stephen B. Swensrud          32,697,901           564,685
---------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2004, MuniYield California Insured Fund, Inc.'s Preferred Stock shareholders (Series A - E) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                              Shares Voted      Shares Withheld
                                                                                   For            From Voting
---------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
     James H. Bodurtha, Joe Grills, Herbert I. London, Andre F. Perold,
     Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud          7,896               343
---------------------------------------------------------------------------------------------------------------


        MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004        21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MCA


22      MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIYIELD CALIFORNIA INSURED FUND, INC.         APRIL 30, 2004        23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniYield California Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniYield California Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #16388 -- 4/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      MuniYield California Insured Fund, Inc.


      By: /s/ Terry K. Glenn
          ---------------------------------------
          Terry K. Glenn,
          President of
          MuniYield California Insured Fund, Inc.

      Date: June 18, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Terry K. Glenn
          ---------------------------------------
          Terry K. Glenn,
          President of
          MuniYield California Insured Fund, Inc.

      Date: June 18, 2004


      By: /s/ Donald C. Burke
          ---------------------------------------
          Donald C. Burke,
          Chief Financial Officer of
          MuniYield California Insured Fund, Inc.

      Date: June 18, 2004